UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 16, 2021

ARTELO BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-199213	33-1220924
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 Lomas Santa Fe, Suite 160, Solana Beach, CA USA	92075
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (858) 925-7049

_____________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ARTL	The Nasdaq Stock Market, LLC
Warrants	ARTLW	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Artelo Biosciences, Inc., a Nevada corporation (the “Company”) held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”) on July 16, 2021. The Annual Meeting was originally scheduled to take place on June 18, 2021 in accordance with the Company’s 2021 Proxy Statement sent to the Company’s stockholders on or around May 7, 2021 (the “Proxy Statement”). On June 18, 2021, of the 23,149,112 shares of the Company’s common stock (the “Shares”) outstanding as of the record date as set forth in the Proxy Statement, a total of 9,504,773 Shares were represented in person via internet webcast or by proxy at the Annual Meeting, constituting approximately 41.06% of the total Shares outstanding and entitled to vote. This percentage did not achieve a quorum as set forth in the Company’s bylaws and, therefore, the Annual Meeting could not proceed. The only matter submitted to the Company’s stockholders at the Annual Meeting on June 18, 2021 was a proposal to adjourn the Annual Meeting and reconvene on July 16, 2021 at 8:00 a.m. Pacific Time virtually at www.virtualshareholdermeeting.com/ARTL2021 (the “Adjournment Proposal”).

The vote with respect to the Adjournment Proposal resulted as follows:

For	Against	Abstain
866,833	0	0

Based on the votes set forth above, the Company’s stockholders approved the Adjournment Proposal.

On July 16, 2021, in accordance with the Adjournment Proposal, the Company convened the Annual Meeting. Of the 23,149,112 Shares outstanding as of the record date, 10,742,268 Shares were represented in person via internet webcast or by proxy, constituting approximately 46.40% of the total Shares outstanding and entitled to vote. The matters voted on at the Annual Meeting and the votes cast with respect to each such matter are set forth below:

1.

Election of Directors. Each of the following nominees was elected to serve as a director, to hold office until our 2022 annual meeting of stockholders and until his or her respective successor has been duly elected and qualified, or until such director’s earlier death, resignation or removal, based on the following results of voting:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Gregory D. Gorgas	5,508,708	252,631	511,486	4,469,443
Connie Matsui	5,536,690	250,272	485,863	4,469,443
Steven Kelly	5,364,588	397,248	510,989	4,469,443
John W. Beck	5,472,767	283,719	516,339	4,469,443
R. Martin Emanuele, Ph.D.	5,605,698	161,745	505,382	4,469,443
Douglas Blayney, M.D.	5,516,961	246,374	509,490	4,469,443
Gregory R. Reyes, M.D., Ph.D.	5,601,921	154,169	516,735	4,469,443
Tamara A. Seymour	5,482,714	251,110	539,001	4,469,443

2.

Ratification of Appointment of Independent Registered Public Accounting Firm. To ratify the appointment of MaloneBailey, LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 31, 2021 and for the stub period between September 1, 2021 and December 31, 2021 was ratified based on the following results of the voting:

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,632,130	499,884	610,254	--

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 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARTELO BIOSCIENCES, INC.

/s/ Gregory D. Gorgas
Gregory D. Gorgas
President & Chief Executive Officer

Date: July 19, 2021

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